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                                                                EXHIBIT 10.18

             BENOVA MANAGED CARE SOLUTIONS LLC OPERATING AGREEMENT

PARTIES:        BENOVA, INC.                                    ("Benova")
                An Oregon corporation

                MANAGED CARE SOLUTIONS, INC.                       ("MCS")
                a Delaware corporation

DATED:  Effective April 25, 1996

                                    RECITAL:

        The parties desire to organize a limited liability company pursuant to the New York Limited Liability Company Law (the "Act") and the terms of this Operating Agreement (the "Agreement").

                                   AGREEMENT:

        The parties agree as follows:

Section 1. Formation

        1.1 Formation. The parties (individually a "Member" and collectively the "Members") agree to form a limited liability company (the "Company") pursuant to the Act for the purposes set forth in this Agreement.

        1.2 Name. The name of the Company shall be Benova Managed Care Solutions LLC.

        1.3 Business Purposes. The purposes of the Company shall include the following: (i) to apply for, enter into and carry out the terms of a Medicaid enrollment broker contract with the State of New York department of health, Office of Managed Care as presented in the RFP OMC-96-1 (the "New York Contract"); (ii) to incur indebtedness, secured or unsecured, in carrying out any purpose of the Company; and (iii) any other activities that are necessary or appropriate to protect or enhance the assets of the Company or are necessary or incidental to the foregoing purposes. The Company shall have the authority to do all thins necessary or convenient to accomplish its purpose and operate its business. The Company may engage in any lawful business permitted by the Act or the laws of any jurisdiction in which the Company may do business.

        1.4 Term. The Company shall commence its existence on April 25, 1996, the date of filing of the Articles of Organization (the "Effective Date") and shall continue to exist until the earlier of (i) December 31, 2096 or (ii) the date of the expiration of the New York Contract (including all renewals).

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        1.5     No Partnership Intended for Nontax Purposes. the Members have formed the Company as a limited liability company under the Act and do not intend to form a partnership, corporation or other type of entity. The Members do not intend to be partners to each other (except for tax purposes) or partners as to any other person.

        1.6 Title. All real and personal property owned or leased by the Company shall be held in the name of the Company and not in the names of the individual Members.

Section 2. Capital

        2.1 Capital Contributions. On the Effective Date, each Member shall contribute to the Company, as a capital contribution, the following:

                Member                  Contribution

                MCS                     $104,000

                Benova                  $ 56,000

        2.2 No Additional Capital Contributions. The Members shall not be required to make additional contributions to the capital of the Company.

        2.3 Interest. No interest shall be paid by the Company on the capital contributions of the Members or on the respective balances in the Capital Accounts (defined in Section 7.6) of the Members.

        2.4 Return of Capital Contributions. A Member may withdraw capital from the Company only with the prior consent of the other Member. To the extent that any distribution which any Member is entitled to receive from the Company pursuant to Section 4 would constitute a return of capital, each of the Members consents to the return of such capital. Except as provided in Section 9, a Member shall not have the right to demand and receive property other than cash in return for the Member's capital contribution. Each member shall look solely to the assets of the Company for the return of the Member's capital contribution, and if the assets of the Company are insufficient to return the Member's capital contribution, such Member shall have no recourse against the other Member.

        2.5 Loans from Members. MCS agrees to loan funds in a total amount not to exceed $3,000,000 to the Company from time to time as requested by the Manager and in amounts determined by the Manager to be reasonable or appropriate for the requirements of the Company, including, but not limited to, amounts to provide for start-up expenses with respect to the New York Contract incurred prior to the generation of revenues. MCS shall provide the funds within ten days of receipt of the request from the Manager. Each loan shall bear interest at the rate of 12 percent per annum, shall be subordinated to the bank or other third party debt financing of the Company ("Third Party Debt") if required by the third party lender, shall be

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nonrecourse, shall be secured by a security interest in the accounts receivable of the Company (which security interest shall be subordinated to the security interest of the bank or other third party lender of the Company) and shall be repaid with respect to interest monthly and with respect to principal as provided in Section 4. Each loan shall be evidenced by a promissory note, which shall state the amount borrowed, the interest rate and the terms of payment. No such loan shall increase the interest of MCS in the capital of the Company, affect the Capital Account balance of MCS or affect MCS's share of the profits and losses of the Company.

        2.6 RFP Expenses

            2.6.1 In the event the New York Contract is awarded to the Company, Benova shall be reimbursed by the Company an amount equal to $245,000 for the costs and expenses ("RFP Expenses") incurred by Benova prior to the Effective Date with respect to the RFP OMC-96-1. The Company shall reimburse such amount to Benova on or before July 1, 1996. The RFP Expenses incurred after the Effective Date shall be the obligation of the Company.

            2.6.2 In the event the New York Contract is not awarded to the Company, Benova shall be reimbursed by the Company an amount equal to $206,000 for RFP Expenses incurred by Benova prior to the Effective Date and by Benova, for the benefit of the Company, from the Effective Date until and including June 5, 1996. The Company shall reimburse such amount to Benova on or before July 1, 1996. The RFP Expenses incurred after June 5, 1996 shall be the obligation of the Company.

SECTION 3. ALLOCATION OF PROFITS AND LOSSES

        3.1 Profit and Loss Determination. The profits and losses of the Company for each fiscal year shall be determined as of the end of each fiscal year by the Company's accountants in accordance with those principles of the accrual method of accounting which are employed in the preparation of the federal income tax informational return filed by the Company for that fiscal year.

        3.2 General Allocation. Except as provided in Section 3.3, the profits and losses of the Company shall be allocated between the Members in proportion to their respective Ownership Interests (defined in Section 3.4).

        3.3 Transfer of Interest by Member During Fiscal Year. If a Member transfers all or part of such Member's interest in the Company during any fiscal year by sale, exchange, transfer, assignment, operation of law, or any other manner, the profits or loss of the Company allocable to the interest so transferred shall be prorated between the transferor and the transferee in accordance with Section 706(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that gain or loss realized on the sale, exchange, transfer or other disposition of an asset of the Company shall be allocated to the owner of such

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interest on the date of such sale, exchange, transfer or other disposition subject to Section 706(c)(2) of the Code.

        3.4 Ownership Interests. Except as provided in Section 3.5, the Ownership Interests of the Members shall be as follows:

                Member                  Percentage

                MCS                     65
                Benova                  35

        3.5 Adjustment to Ownership Interests. In the event the Benova/MCS Joint Venture is awarded the California Contract (defined in the Benova/MCS Joint Venture Agreement dated March 26, 1996), the Ownership Interest of the Members shall be adjusted effective as of the Effective Date to be as follows:

                Member                  Percentage

                MCS                     50
                Benova                  50

Further, the capital contributions set forth in Section 2.1 shall be adjusted so that the capital contribution of MCS and Benova shall be $80,000 each.

SECTION 4. DISTRIBUTIONS

        Distributions shall be made to the Members as follows:

                First, the Members shall review the financial operations and cash position of the Company from time to time (but not less frequently than quarterly) and may distribute any cash of the Company that is in excess of the amount that the Members mutually determine to be reasonably needed by the Company. Distributions shall be allocated between the Members in proportion to their respective Ownership Interests; and

                Second, to the extent cash resources are available (as determined by the mutual consent of the Members), the Company shall make payments to MCS of principal and accrued, but unpaid, interest, with respect to outstanding loans made to the Company pursuant to Section 2.5.

SECTION 5. MEMBERS

        5.1 Authority to Act. No Member shall have any power or authority to bind the Company unless the Member is the Manager and acts in accordance with
Section 6.

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        5.2 Voting Rights of Members. The Members shall have the right to vote only with respect to the following matters:

        (a) The election of a Manager as provided in Section 6.1.4;

        (b) the approval of annual budgets;

        (c) The incurrence of any Third Party Debt of the Company outside of the ordinary course of business of the Company or the incurrence of any Third Party Debt of the Company in the ordinary course of business in an amount greater than set forth on the applicable annual budget;

        (d) The determination to modify or expand the purpose of the Company;

        (e) The sale, exchange, transfer or other disposition of all or substantially all of the assets of the Company;

        (f) The purchase or other acquisition of any property not provided for in the annual budget;

        (g) The making of an additional capital contribution to the Company;

        (h) An amendment to the Articles of Organization or this Agreement; and

        (i) such other matters as specifically provided in this Agreement.

        5.3 Actions of Members.

            5.3.1 Meetings. A meeting of the Members shall be called by the Manager for the purpose of voting on any matter described in Section 5.2 or for any other purpose. A meeting of the Members shall be called by the Manager not less frequently than every four months. Unless otherwise designated by the Manager, the location for any meeting of the Members shall be 1220 SW Morrison Street, Suite 700, Portland, Oregon 97204. Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered to each Member not less than five days nor more than 20 days before the date of the meeting, personally, by mail or by telefax, by or at the direction of the Manager. When any notice is required to be given to any Member, a waiver in writing signed by the person entitled to such a notice shall be equivalent to the giving of such notice. With respect to meetings, any or all Members may participate in the meeting by, or may conduct the meeting through, use of any means of communication by which all Members participating may simultaneously hear each other. A Member participating in such a meeting is deemed to be present in person at such meeting.

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            5.3.2 Manner of Acting. All determinations to be made by the Members shall be by an affirmative vote of both of the Members unless the vote of a lesser proportion is otherwise required by the Act, the Articles of Organization or this Agreement. In making determinations, no Member shall unreasonably withhold its consent or approval nor act in a manner that has the effect of frustrating the purpose of the Company. Unless otherwise required under applicable law or under this Agreement, any Member, who has an interest in the outcome of any particular matter upon which the Members vote or consent, may vote or consent upon any such matter and its vote or consent, as the case shall be, shall be counted in the determination of whether the matter was approved by the Members.

            5.3.3 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of the Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by all of the Members and delivered to the Company for inclusion in the minutes or for filing with the Company records. Action taken under this Section 5.3.3 is effective when the first Member has signed the consent, unless the consent specifies a different effective date. the record date for determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent.

        5.4 Guaranties.

            5.4.1 The Members shall guaranty the obligations of the Company with respect to the New York Contract as required by the terms of the New York Contract.

            5.4.2 The Members shall guaranty any Third Party Debt of the Company if required by the third party lender.

        5.5 Performance Board. MCS shall provide for the benefit of the Company and the Members a performance bond in the amount of $1,000,000 or other security satisfactory under the New York Contract. The cost of the performance bond shall be paid by the Company.

        5.6 Other Business Activity. Except as provided in this Section 5.6, this Agreement shall not preclude a Member (or the affiliate of a Member) from engaging directly or indirectly in any other business, including, without limitation, any business which is similar to the business of the Company or results in direct or indirect competition with the Company. No Member (or the affiliate of a Member) shall engage directly or indirectly in any other business that would cause the Company to breach or otherwise be in default under the New York Contract. No Member shall have any right to participate in any manner in the income earned by or accruing to another Member (or any affiliate of another Member) from the conduct of any other business. A Member shall not be accountable to the Company or the other Members for any investment or business opportunity of which the Member becomes aware by reason of the affairs of the Company.

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        5.7     Liabilities of Members.  No Member shall be personally liable for any debt, obligation or liability of the Company by reason of being a Member.

        5.8     Representations.

                5.8.1 Representations of Benova. Benova represents and warrants to MCS and to the Company that in reviewing this proposal prior to entering into this Agreement, Benova carefully evaluated the Agreement and the terms and conditions of the business which is contemplated under the Agreement. Benova was afforded the opportunity to ask questions and receive answers concerning the proposal and to obtain any additional information which MCS possessed or could acquire without unreasonable effort or expense. All inquiries which Benova made for information were answered to its satisfaction. Benova understands this Agreement provides limited voting rights. Benova is experienced with the development of business programs such as that contemplated under the Agreement, and Benova has such knowledge and experience in financial and business matters to enable it to utilize the information made available to it to make an informed investment decision with respect to its participation in the Company.

                5.8.2 Representations of MCS. MCS represents and warrants to Benova and to the Company that in reviewing this proposal prior to entering into this Agreement, MCS carefully evaluated the Agreement and the terms and conditions of the business which is contemplated under the Agreement. MCS was afforded the opportunity to ask questions and receive answers concerning the proposal and to obtain any additional information which Benova possessed or could acquire without unreasonable effort or expense. All inquiries which MCS made for information were answered to its satisfaction. MCS understands this Agreement provides limited voting rights to any Member other than Benova, as Manager. MCS is experienced with the development of business programs such as that contemplated under the Agreement, and MCS has such knowledge and experience in financial and business matters to enable it to utilize the information made available to it to make an informed investment decision with respect to its participation in the Company.

SECTION 6. MANAGER

        6.1  Selection.

                6.1.1 Manager. The Manager of the Company shall be Benova. The term of the Manager shall be indefinite. In the event of the resignation or removal of the Manager, the Members shall elect a successor Manager in accordance with Section 6.1.4.

                6.1.2 Resignation. The Manager may resign at any time by giving notice to the Members. The resignation shall be effective at such time as shall be specified in the notice. The resignation of the Manager shall not affect the Manager's rights as a Member and shall not constitute a withdrawal from the Company as a Member.

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        6.1.3  Removal. The Member who is not the Manager shall have the right to remove the Manager in the event the Manager commits an act or omission that constitutes gross negligence and has a materially adverse effect on the Company. In the event such act or omission of the manager is correctable, then as a precondition to exercising the right of removal, the Member who is not a Manager shall provide the Manager with written notice and a reasonable period of time (but not less than 20 business days) to remedy the grossly negligent act or omission. Further, no act or omission by the Manager shall constitute gross negligence if such act or omission is a result of (i) there being insufficient cash funds in the company or (ii) any act omission by the Member who is not the Manager that has the effect of frustrating the purpose of the company. the removal of the manager shall not affect the manager's rights as a Member and shall not constitute a withdrawal from the company as a Member.

        6.1.4 Election. In the event of the resignation or removal of the Manager, the members shall elect a successor manager.

        6.2 Management Rights of Manager. Subject to the voting rights of the Members set forth in Section 5.2, the Manager shall have full and exclusive responsibility and control over the management of the business and internal affairs of the Company and full and exclusive authority and power to do any and all things necessary or incidental to the management of the business and internal affairs of the company.

        6.3 Specific Rights and Powers. The Manager shall have all specific rights and powers required for or appropriate to the management of the company's business and internal affairs which, by way of illustration but not by way of limitation, shall include the following rights and powers:

        (a) To manage and operate the business of the company and to employ persons or engage independent contractors with respect to such management and operation of the business of the company (including, but not limited to, supervisory personnel up to and including a general manager of the operation) on such terms and for such compensation as the Manager may reasonably determine, subject to Section 6.6;

        (b) Subject to the provisions of this Agreement, to incur indebtedness, secured or unsecured, for any purpose of the company, but only to the extent the annual budget approved by the Members pursuant to Section 5.2(b) provides for such indebtedness;

        (c) To obtain insurance reasonably necessary for proper for the protection of the Company, for the conservation of the assets of the company or for any purpose beneficial to the Company;

        (d) To employ attorneys, accountants and other professionals on behalf of the Company;

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        (e)  To pay, collect, compromise, arbitrate, resort to legal action for or otherwise adjust claims or demands of or against the Company; provided, however, no action with respect to any claim or demand in excess of $25,000 shall be taken by the manager without the prior approval of the Member who is not the Manager;

        (f) To negotiate and enter into all agreements, contracts, leases or other documents in connection with the management, maintenance or operation of the business and assets of the Company;

        (g) To execute on behalf of the Company all documents, including, without limitation, checks, notes, instruments, assignments, leases, security agreements, financing statements, contracts and agreements, which execution of such documents by the manager shall be sufficient to bind the Company;

        (h) To authorize any agent or employee of the Company to act for and on behalf of the Company in all matters incidental to the foregoing rights and powers; and

        (i) to have all other rights and powers that are necessary or incidental to the foregoing rights and power or that may be necessary or appropriate to protect or enhance the assets of the Company.

        6.4 Provision of Services. In managing the business and internal affairs of the Company, the manager shall provide the Company with use of its Medicaid broker systems, methods, procedures, processes, software and related information necessary to implements and operate the New York Contract. In addition, the manager shall make available systems for the administration of the Company, including accounting and other record keeping systems.

        6.5  Competition.

        6.5.1 For services rendered in managing the business and internal affairs of the Company, the Manager shall receive as compensation 17 percent of the first $500,000 of monthly gross revenues of the Company and 7 percent of the monthly gross revenues of the company in excess of $500,000; provided, however, in the event the Ownership Interests of the Members are adjusted as provided in Section 3.5, the compensation of the Manager set forth above shall be adjusted, and the Manager shall receive as compensation 8 percent of the monthly gross revenues of the Company. For purposes of this Agreement, "monthly gross revenues" shall mean the gross revenues of the Company during each calendar month. Such compensation shall be considered a guaranteed payment under Section 708(c) of the Code for determining the profits and losses of the Company.

        6.5.2 For services rendered in procuring fixed assets for the Company, the Manager shall receive a monthly compensation an amount equal to five percent of the cost of the fixed assets acquired during a calendar month; provided, however, the compensation under this Section 6.5.2 shall be payable only to the extent the Company is reimbursed for such

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compensation by the State of New York under the New York contract. Such compensation shall be considered a guaranteed payment under Section 707(c) of the Code for the purpose of determining the profits and losses of the Company.

        6.6 Personnel. In the event the Manager desires to retain the employees of Benova or in the event MCS desires to have the Manager retain the employees of MCS (the employees of Benova and MCS being the "Personnel") to provide services to the Company with respect to special projects, including software modifications and enhancements, business process redesign and improvement, and other special projects, the Member desiring to have its Personnel retained shall (1) provide prior written notice to the other Member describing the special project and demonstrating the need for the special project and (2) obtain the consent of the other Member for the retention of the Personnel. The fees charged for such Personnel shall be commensurate with the fees for the Personnel allocable by Benova or MCS, respectively, in accounting for special projects. The consideration payable to the Manager pursuant to
Section 6.5 and the distributions to the Members pursuant to Section 4 shall not be reduced by the amount payable for Personnel pursuant to this Section 6.6.

        6.7 Reimbursement. The Manager shall be reimbursed monthly for those costs and expenses to be borne by the Company that have been paid or incurred by the Manager on behalf of the Company. However, the Manager shall not be reimbursed for overhead expenses paid or incurred by the Manager in connection with the administration of its business or any expenses incurred by the Manager in conducting its business that is unrelated to the Company.

        6.8 Exculpation. The Manager shall not be personally liable for any debt, obligation or liability of the Company merely by reason of being a Manager and shall not be liable for any reason to the Company or the Members for monetary damages for conduct as a Manager, except for (i) acts or omissions not in good faith which involve intentional misconduct or a knowing violation of law or (ii) any transaction from which the Manager derives an improper personal benefit.

        6.9 Devotion of Time. The Manager shall devote so much of its time to the business and internal affairs of the Company as in its judgment is reasonably required.

SECTION 7. ACCOUNTING MATTERS
- - -----------------------------

        7.1 Books of Account. At all times during the existence of the Company, the Manager shall cause to be kept complete and accurate books of account that reflect all of the Company's operations and transactions in accordance with the accrual method of accounting. All of such books of account shall be available at the principal office of the Company for inspection and the making of copies by the Members of their representatives at reasonable times. Such books of account shall be maintained and preserved during the term of the Company and for four years thereafter.


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        7.2     Method of Accounting; Accountants.  The Company shall use the accrual method of accounting for reporting purposes and for income tax purposes. The Manager shall select the certified public accountant for the Company.

        7.3 Fiscal Year. The fiscal year and taxable year of the Company shall be the fiscal year ending on June 30.

        7.4 Expenses. The Company shall bear all costs and expenses attributable to the conduct of the business and internal affairs of the Company.

        7.5     Income Tax Matters.

                7.5.1 Informational Returns. The Manager shall arrange for the preparation and filing of all necessary informational tax returns for the Company. The Company shall furnish to each Member within ninety (90) days after the end of each fiscal year a copy of the informational tax returns of the Company, including all schedules applicable to the Member.

                7.5.2 Tax Elections. The Members intend that the Company will be taxed as a partnership for federal and state tax purposes. No election shall be made by any Member to be exclused from the application of the provisions of Subchapter K of the Code pursuant to Section 761(a) thereof. The Manager (i) may cause the Company to file an election in accordance with the applicable Treasury Regulations under Section 754 of the Code to cause the basis of the Company's assets to be adjusted for federal income tax purposes as provided by Section 734(b) or 743(b) of the Code and (ii) may revalue the assets of the Company, adjusting the Capital Accounts accordingly, pursuant to Treas. Reg. Section 1.704-1(b)(2)(iv)(f).

                7.5.3 Tax Matters Member. The Manager shall be the "tax matters partner" of the Company pursuant to Section 6231(a) of the Code.

        7.6. Capital Accounts. The Company shall maintain a capital accunt (a "Capital Account") for each Member on a cumulative basis. Each Member's Capital Account shall be terermined in accordance with Treas. Reg. Section 1.704-1(b)(2)(iv), including, but not limited to, the following:

         (a) The ammount of cash and the fair market value of assets (net of liabilities assumed by the Company and liabilities to which the assets are subject) contributed to the capital of the Company by the Member; plus

         (b) The Member's allocable share of any income or gains (including income or gains exempt from tax) of the Company pursuant to Treas. Reg.
     Section 1.704-1(b)(2)(iv)(b)(3); less

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         (c)     The Member's allocable share of any losses or deductions of the
     Company pursuant to Section 3 as adjusted in accordance with Treas. Reg.
     Section 1.704-1(b)(2)(iv)(b)(7); less

         (d) The amount of cash and the fair market value of assets (net of liabilities assumed by such Member and liabilities to which the assets are subject) distributed to such Member; and less

         (e) Such Member's allocable share of expenditures of the Company not deductible in computing its taxable income and not properly chargeable to capital account pursuant to Section 705(a)(2)(B) of the Code.

Upon a sale, exchange transfer, assignment, gift or other disposition of an interest in the Company, the Capital Account associated with the interest so transferred, whether such Capital Account has a positive or negative balance, shall be transferred to the transferee of such interest.

        7.7 Adjustment of Gross Asset Values. The adjusted bases for federal income tax purposes of assets of the Company or, if applicable, the values of assets of the Company pursuant to this Section 7, shall be adjusted to equal the respective gross fair market values of such assets, as determined by the Manager, as of the following times:

         (a) The acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis capital contribution;

         (b) The distribution by the Company to a Member, whether withdrawing or continuing, of more than a de minimis amount of assets of the Company as consideration for an interest in the Company; and

         (c) The termination of the Company for federal income tax purposes pursuant to Section 708(b)(1)(B) of the Code.

If the value of an asset has been determined or adjusted pursuant to this
Section 7.7, such value thereafter shall be adjusted by the depreciation taken into account with respect to such asset for purposes of computing the profits and losses of the Company. If the values of assets of the Company are adjusted pursuant to this Section 7.7, the Capital Accounts of the Members shall be adjusted simultaneously to reflect the aggregate net adjustment as if the Company recognized gain or loss equal to the amount of such aggregate net adjustment.

        7.8 Modification. The provisions of Sections 7.6 and 7.7 and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulation.
In the event the Manager determines, based on the advice of the Company's accountant, that it is prudent to modify the manner in which Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Treasury Regulation,

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the Manager may make such modification, so long as it is not likely to have a material effect on the amount distributable to any Member pursuant to Section 9 upon the dissolution and winding up of the Company.

        7.9 Reserves. The Manager shall from time to time establish, modify or extinguish reserves for working capital, for capital improvement requirements and for unknown or unfixed liabilities or contingencies of the Company.

        7.10 Bank Accounts. The bank accounts of the Company shall be maintained in such banking institutions as the Manager shall determine. All Company funds shall be deposited in such bank accounts in the Company's name, and the funds of the Company shall not be commingled with the funds of any other person. Withdrawals from such bank accounts shall be made only by the authorization and signature of the Manager or the authorization and signature of such other persons as the Manager shall designate.

SECTION 8. RESTRICTIONS ON WITHDRAWAL AND TRANSFER
- - --------------------------------------------------

        8.1 No Right of Withdrawal. A Member shall not have any right to withdraw from the Company.

        8.2 Restrictions on Transfer. The "Transfer" by a Member of all or any portion of an interest in the Company, whether now owned or later acquired, shall not be permitted without the prior written consent of the other Member, which consent is in such Member's sole discretion and may be arbitrarily withheld. Any Transfer of all or any portion of an interest in the Company in violation of this Section 8.2 shall be void and without legal effect. As used in this Section 8, a Transfer shall mean any sale, exchange, assignment, gift, pledge, grant of a security interest, transfer by operation of law, sale by legal process under execution, attachment or foreclosure or any other change of legal or beneficial ownership (whether voluntary or involuntary). Further, a Transfer shall include, but not be limited to, an assignment to a corporation, partnership, limited liability company, trust or other form of entity.

        8.3 Securities Law Restrictions. Each Member acknowledges that interests in the Company have not been registered under the Securities Act of 1933 in reliance upon an exemption from registration and that the resale or other transfer of an interest in the Company by a Member is restricted by applicable provisions of the Securities Act of 1933. AN INTEREST IN THE COMPANY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF BY A MEMBER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE MANAGER THAT REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS NOT REQUIRED. Each Member agrees that an interest in the Company may not be offered for sale, sold, transferred, pledged or otherwise disposed of unless the interest is registered under the Securities Act of 1933 and applicable state securities laws or unless an exemption from registration is otherwise available.

13 - LLC OPERATING AGREEMENT

SECTION 9. TERMINATION
- - ----------------------

        9.1 Events of Termination. The Company shall dissolve and its affairs shall be wound up upon the first to occur of the following events (a "Termination Event"):

        (a)     The date set forth in Section 1.4;

        (b) The sale, exchange, transfer or other disposition of all of the assets of the Company;

        (c) The filing by a Member of articles of dissolution or their equivalent or the involuntary dissolution and termination of existence of a Member;

        (d)     The Member (i) makes an assignment for the benefit of creditors,
     (ii) files a voluntary petition in bankruptcy, (iii) is adjudicated a bankrupt or insolvent, (iv) files a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in any proceeding of the foregoing nature or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of all or any substantial part of the Member's assets); or

        (e)     The Company does not have two or more Members.

        9.2 Distribution of Company Assets. Upon the occurrence of a Termination Event under Section 9.1, the Manager shall wind up the affairs of the Company, shall liquidate the assets of the Company and shall distribute the assets of the Company as promptly as possible but in an orderly and businesslike manner so as not to cause undue sacrifice. The Manager, in its sole discretion, may determine not to sell all or any portion of the assets of the Company, in which event such assets shall be distributed in kind pursuant to this Section 9. The proceeds of sale (and all other assets of the Company) shall be applied and distributed in the following order of priority:

        (a) To creditors, including Members who are creditors, to the extent permitted by law, in satisfaction of liabilities of the Company;

        (b) To the setting up of any reserves which the Manager determines to be reasonably necessary for contingent, unliquidated or unforeseen debts, liabilities or obligations of the Company or of the Members arising out of or in connection with the Company. Such reserves, in the discretion of the Manager, may be paid over to an escrow agent selected by the Manager to be held by such escrow agent for the purposes of disbursing such reserves to satisfy the debts, liabilities and obligations of the Company, and at the expiration of such period as the Manager may reasonably deem advisable, distributing any remaining balance as provided in subparagraph
     (c) below;

14 - LLC OPERATING AGREEMENT
        provided, however, that, to the extent that it shall have been necessary, by reason of applicable law or regulation, to create any reserves prior to any distribution which would otherwise have been made under this Section 9.2 and, by reason thereof, a distribution under subparagraph (a) above has not been made, then any balance remaining shall first be distributed pursuant to subparagraph (a) above.

                (c) To Members in the amount of the positive balances in their respective Capital Accounts as determined after taking into account all Capital Account adjustments through the end of the taxable year in which the termination occurs. If the amount available for such distribution to the Members is insufficient, then payment shall be made pro rata among the Members in the same proportion that the positive balance in the Capital Account of each Member bears to the aggregate amount of the positive balances in the Capital Account of all Members. With respect to the distribution of the assets of the Company to the Members, Benova, at its sole option, may require the distribution in kind of the New York Contract to Benova.

                9.3 Distribution in Kind. Any assets of the Company distributed in kind to the Members upon the occurrence of a Termination Event under Section
9.1 shall be treated as though such assets were sold. The difference between the fair market value of each asset distributed in kind and its book value shall be treated as gain or loss on the sale of the asset or decrease in the Capital Accounts of the Members which results from the allocation of such hypothetical gain or loss shall be reflected in the distributions made to the Members pursuant to Section 9.2(c).

                9.4 No Restoration of Negative Capital Account Balance. If, at the time of any liquidation and distribution of the assets of the Company in accordance with Section 9.2, distributions and allocations for all taxable years, including the taxable year during which the liquidation and distribution occurs, such Member shall not be required to make a capital contribution to the Company to restore such deficit balance to zero.



15 - LLC OPERATING AGREEMENT

SECTION 10.  MISCELLANEOUS PROVISIONS

        10.1 Arbitration. Any controversy or claim arising out of or relating to this Agreement, including, without limitation, the making, performance, or interpretation of this Agreement, shall be settled by arbitration. Notice of demand for arbitration (the "Notice") shall be provided in writing to the other party. The arbritation shall be conducted in Portland, Oregon, in accordance with the then current commercial arbritation rules of the American Arbritation Association, but shall not be submitted to the American Arbritation Association. The arbritation shall be held before a single arbritator mutually selected by the parties. Unless the parties otherwise agree, the arbitrator shall be an attorney knowledgeable in the field of business law. If the parties cannot agree on an arbitrator within 30 days of the giving of the Notice, the selection of the arbritrator shall be made by the presiding judge of the Multnomah County Circuit Court. The result of the arbritation shall be binding on the parties.

        10.2 Attorney's Fees. If any arbritation, suit or action is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, the party prevailing on an issue shall be entitled to recover with respect to such issue, in addition to costs, reasonable attorney's fees incurred in preparation or in prosecution or defense of such arbritation, suit or action as fixed by the arbitrator or trial court, and if any appeal is taken from the decision of the trial court, reasonable attorneys' fees as fixed by the appellate court.

        10.3 Notices. All notices or communications of any kind which may be required or permitted to be given to the Company or to any Member under the terms of this Agreement shall be in writing and shall be served personally or by mailing a copy by certified or registered mail, postage prepaid with return receipt requested, to the appropriate party at following address:

        To the Company:  1220 SW Morrison Street
                         Suite 700
                         Portland, OR 97204

        To a Member:     at the address of such Member on the records of the
                         Company.

All notices and communications which are served by mail shall be deemed to be given at the expiration of the third day after the date of mailing. The address to which notices or communications shall be delivered or mailed may be changed from time to time by giving written notice served to the other Members as provided in this Section 10.3.

        10.4 Binding Nature. The provisions of this Agreement shall be binding upon an inure to the benefit of all the parties of their successors and assigns (to the extent provided in this Agreement).


16 - LLC OPERATING AGREEMENT

        10.5 Counterparts. This Agreement may be executed in several counterparts each of which shall be deemed an original, and the counterparts shall together constitute one and the same agreement, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

        10.6 Affiliates. For purposes of this Agreement, an "affiliate" of a Member shall mean any person that controls, is controlled by or under common control with such Member.

        10.7 Person. for purposes of this Agreement, a "person" shall mean an individual, corporation, partnership, limited liability company, trust or other form of entity or association.

        10.8 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each term or provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        10.9 Amendments. Subject to the approval of the Members, this Agreement may be amended only by an instrument in writing.

        10.10 Execution. Each of the parties shall execute, acknowledge and deliver any instruments necessary to carry out the purposes of this Agreement.

        10.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        10.12 Integration. This Agreement and the Statement of Benova/MCS LLC dated April 26, 1996 contain the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersede all prior and contemporaneous agreements among them with respect to the subject matter of this Agreement.

BENOVA, INC.                            MANAGED CARE SOLUTIONS, INC.

    /s/  Colleen A. Cain                     /s/  Blaine J. Bergson
By:________________________             By: ________________________
Title: President                        Title: President